PRUCO LIFE INSURANCE COMPANY
Pruco Life Flexible Premium Variable Annuity Account
A Prudential Financial Company
751 Broad Street, Newark, NJ 07102-3777

PRUDENTIAL FLEXGUARD
Flexible Premium Deferred Index-Linked and Variable Annuity (“B SERIES”)
Updating Summary Prospectus
May 1, 2024

You should read this Updating Summary Prospectus carefully, particularly the section titled “Important Information You Should Consider About the Annuity”.

An updated statutory prospectus for Prudential FlexGuard Index-Linked Variable Annuity Contract is currently available online, which contains more information about the Annuity, including its features, benefits, and risks. You can find the statutory prospectus and other information about the contract online at www.prudential.com/regdocs/PLAZ-FlexGuard-B-STAT. The Index Strategy crediting options available with this Annuity are described in a separate prospectus, FlexGuard, Flexible Premium Deferred Index-Linked and Variable Annuity (B Series) (the “Index Strategies Prospectus”), which can be found on our website at www.prudential.com/regdocs/PLAZ-FlexGuard-B-S3. You can also obtain this information at no cost by calling 1-888-PRU-2888 or by sending an email request to service@prudential.com.

This Updating Summary Prospectus incorporates by reference the Prudential FlexGuard statutory prospectus and Statement of Additional Information (SAI), both dated May 1, 2024, as amended or supplemented. The SAI may be obtained, free of charge, in the same manner as the prospectus.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at www.Investor.gov.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Updating Summary Prospectus. Any representation to the contrary is a criminal offense.

PLAZFGPROS-USP

GLOSSARY OF TERMS

Account Value: The Interim Value for each Index Strategy plus the total value of any allocations in the Variable Investment Sub-accounts (including the Holding Account) and the Transfer Account on any Valuation Day other than the Index Strategy Start Date and Index Strategy End Date. The Interim Value does not apply to an Index Strategy on the Index Strategy Start Date and the Index Strategy End Date. On an Index Strategy Start Date, the Index Strategy Base applicable to that Index Strategy would be used instead of the Interim Value. On an Index Strategy End Date, the Index Strategy Base plus the Index Credit applicable to that Index Strategy would be used instead of the Interim Value.

Annuitant/Joint Annuitant: The natural person upon whose life annuity payments made to the Owner are based.

Buffer: The amount of protected negative Index Return applied to the Account Value allocated to an Index Strategy at the end of an Index Strategy Term. Any negative Index Return in excess of the Buffer reduces the Account Value.

Cap Rate: The Cap Rate limits the amount of Index Credit that may be credited to the Index Strategy Base on any Index Strategy End Date when the Index Return is positive. A different Cap Rate may be declared for different Indices, Buffers, and different Index Strategy Terms. Cap Rates, upon renewal, may be higher or lower than the initial Cap Rate but will never be less than the Guaranteed Minimum Cap Rate. Renewal Cap Rates may differ from the Cap Rates used for new Annuity contracts or for other Annuity contracts issued at different times. The Guaranteed Minimum Cap Rate equals 1.00% for a one-year Index Strategy Term, 5.00% for a three-year Index Strategy Term and 10.00% for a six-year Index Strategy Term.

Index (Indices): The underlying Index or exchange traded fund associated with an Index Strategy and used to determine the Index Return in determining the Index Credit. You do not directly participate in an Index.

Index Anniversary Date: The same day, each calendar year, as the day of the initial allocation to an Index Strategy (Index Effective Date). You may allocate available Account Value to a new Index Strategy(ies) or to the Variable Sub-accounts or other options we make available on this date. You may allocate available Account Value to the same Index Strategy(ies) on this date once the Index Strategy(ies) has reached the Index Strategy End Date.

Index Credit: The amount you receive on an Index Strategy End Date based on the Index Return and the Index Strategy. The Index Credit can be negative, meaning you can lose principal and prior earnings.

Index Effective Date: The first day of the first Index Strategy allocation.

Index Return: The percentage change in the Index Value from the Index Strategy Start Date to the Index Strategy End Date, which is used to determine the Index Credit for an Index Strategy. An Index Return is calculated by taking the Index Value on the Index Strategy End Date, minus the Index Value on the Index Strategy Start Date, and then dividing the result by the Index Value on the Index Strategy Start Date.

Index Strategy(ies): Any Index linked Allocation Option we make available in the Annuity for crediting interest based on the underlying Index associated with the Index Strategy, Buffer, and Index Strategy Term. We may offer other Index Strategies from time to time, subject to our rules.

Index Strategy Base: The amount of Account Value allocated to an Index Strategy on an Index Strategy Start Date. The Index Strategy Base is used in the calculation of any Index Credit and in the calculation of the Interim Value. The Index Strategy Base is reduced for any transfers or withdrawals that occur between an Index Strategy Start Date and Index Strategy End Date in the same proportion that the total withdrawal or transfer amount reduced the Interim Value.

Index Strategy End Date: The last day of an Index Strategy Term. This is the day any applicable Index Credit would be credited to the Index Strategy.

Index Strategy Start Date: The first day of an Index Strategy Term.

Index Strategy Term: The time period allocated to each Index Strategy. The term begins on the Index Strategy Start Date and ends on the Index Strategy End Date.

Index Value: The value of the Index that is published by the Index provider at the close of each day that the Index is calculated. If an Index Value is not published for a particular Valuation Day, the closing Index Value of the next published Valuation Day will be used.

Interim Value: The value of an Index Strategy on any Valuation Day during an Index Strategy Term other than the Index Strategy Start Date and Index Strategy End Date. It is a calculated value (as described in the “Interim Value” section of the statutory prospectus) and is used when a withdrawal, death benefit payment, transfer, Annuitization, or surrender occurs between an Index Strategy Start Date and Index Strategy End Date. During an Index Strategy Term, the Interim Value is included in the Account Value and Surrender Value. If a Performance Lock has occurred, certain parameters of the Interim Value calculation will apply as described in the Index Strategies Prospectus.

Issue Date: The effective date of your Annuity.

Owner: The Owner is either an eligible entity or natural person named as having ownership rights in relation to the Annuity.

Participation Rate: The percentage of any Index increase that will be used in calculating the Index Credit at the end of an Index Strategy Term for applicable Index Strategies. A different Participation Rate may be declared for different Index Strategies, Indices and Buffers. Participation Rates, upon renewal, may be higher or lower than the initial Participation Rate but will never be less than the Guaranteed Minimum Participation Rate. Renewal

May 1, 2024Updating Summary Prospectus 1

Participation Rates may differ from the Participation Rates used for new Annuity contracts or for other Annuity contracts issued at different times. The Guaranteed Minimum Participation Rate equals 100% for the Tiered Participation Rate Index Strategy. The Guaranteed Minimum Participation Rate equals 60% for the Step Rate Plus Index Strategy.

Performance Lock: A feature for an Annuity with an Application Sign Date on or after January 18, 2022, and subject to state approval, that allows you to capture the Performance Lock Value. A Performance Lock Request may be submitted on any Valuation Day prior to the Index Strategy End Date. Only one Performance Lock may be active for any given Index Strategy during a respective Index Strategy Term. Performance Locks may not be applied retroactively and must be for the full amount of the Performance Lock Value. Once “locked”, Index Credits will not apply on the Index Strategy End Date. Please see the “Performance Lock” section of the statutory prospectus for additional information.

Performance Lock Request: You may request a Performance Lock by contacting us and providing in Good Order instructions. Instructions received in Good Order after the close of any Valuation Day will be applied on the next Valuation Day.

Performance Lock Value: The value of an Index Strategy at the end of any Valuation Day during an Index Strategy Term other than the Index Strategy Start Date and Index Strategy End Date. It is a calculated value that differs from the Interim Value Calculation (as described in the Index Strategies Prospectus) and is used when a Performance Lock transaction occurs. Once “locked”, the Performance Lock Value will not fluctuate for the remainder of the current Index Strategy Term, unless a withdrawal or a reallocation were to occur.

Portfolio: An underlying mutual fund, or series thereof, in which a Sub-account of the Separate Account invests. A Portfolio also may be referred to in the prospectus as an Underlying Portfolio.

Purchase Payment: A cash consideration in currency of the United States of America given to us in exchange for the rights, privileges, and benefits of the Annuity. We will deduct any fees, charges or Tax Charges prior to allocation to the Allocation Options you select or the Holding Account for Purchase Payments received between Index Anniversary Dates.

Separate Accounts: Refers to Pruco Life Insurance Company Flexible Premium Variable Annuity Account and the Index Strategies Separate Account, which hold assets associated with the Annuity issued by Pruco Life. Pruco Life Insurance Company Flexible Premium Variable Annuity Account assets held in support of the Variable Investment Sub-accounts and are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct, while the assets in the Index Strategies Separate Account are not insulated from the creditors of Pruco Life.

Step Rate: The Step Rate is the declared rate that may be credited to amounts allocated to the applicable Index Strategies for any given Index Strategy Term if the Index Return is between zero and the declared Step Rate. A different Step Rate may be declared for different Indices and Buffers. The Guaranteed Minimum Step Rate equals 1.00% for the Step Rate Plus Index Strategy.

Variable Investment Sub-account: A division of the Variable Separate Account. A Variable Investment Sub-account also may be referred to in this prospectus and the Annuity as a Variable Sub-account or Sub-account.

May 1, 2024Updating Summary Prospectus 2

UPDATED INFORMATION ABOUT YOUR CONTRACT

There have been no changes to Contract features since the date of the last statutory prospectus, May 1, 2023.

May 1, 2024Updating Summary Prospectus 3

Important Information You Should Consider About the Annuity
Fees and Expenses
Charges for Early Withdrawals

If you withdraw money from the Annuity within 6 years following your Annuity Issue Date, you may be assessed a surrender charge. The maximum surrender charge is 7.0% of the Purchase Payment, and a surrender charge may be assessed up to 6 years after the Issue Date of your Annuity. If you make an early withdrawal, you could pay a surrender charge of up to $7,000 on a $100,000 withdrawal.
For more information on surrender charges, please refer to the “Fees, Charges and Deductions” section of the statutory prospectus.

Transaction Charges	None.
Ongoing Fees and Expenses (annual charges)

The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Annuity specifications page for information about the specific fees you will pay each year based on the options you have elected.

	Annual Fee	Minimum	Maximum
	Base Contract Fees	1.20%(1)	1.30%(1)
	Investment options (Portfolio fees and expenses)	0.58%	1.26%
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	None.	None.

(1)Mortality and expense risk charge and administration charge. A percentage of the net assets of the Variable Sub-account. For Net Purchase Payments equal to or greater than $1,000,000 the charge will be 1.20%.

Because your Annuity is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Annuity, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Annuity, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost $1,922	Highest Annual Cost $2,611

Assumes:

●

Investment of $100,000

●

5% annual appreciation

●

Least expensive Portfolio fees and
expenses

●

No optional benefits

●

No sales charges

●

No subsequent Purchase Payments,  transfers or withdrawals

Assumes:

●

Investment of $100,000

●

5% annual appreciation

●

Most expensive combination of optional  benefits and Portfolio fees and expenses

●

No sales charges

●

No subsequent Purchase Payments,  transfers or withdrawals

For more information on ongoing fees and expenses, please refer to the “Fee Table” section of the statutory prospectus.

May 1, 2024Updating Summary Prospectus 4

Risks
Risk of Loss	You can lose money by investing in the Annuity. For more information on the risk of loss, please refer to the “Principal Risks of Investing in the Annuity” section of the statutory prospectus.
Not a Short-Term Investment

The Annuity is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Annuity is designed to provide benefits on a long-term basis. Consequently, you should not use the Annuity as a short-term investment or savings vehicle. Because of the long-term nature of the Annuity, you should consider whether investing Purchase Payments in the Annuity is consistent with the purpose for which the investment is being considered.
For more information on the short-term investment risks, please refer to the “Principal Risks of Investing in the Annuity” section of the statutory prospectus.

Risks Associated with Investment Options

An investment in the Annuity is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Annuity, including the Index Strategies, each of which has its own unique risks. You should review the investment options before making an investment decision.
For more information on the risks associated with investment options, please refer to the “Principal Risks of Investing in the Annuity” section of the statutory prospectus.

Insurance Company Risks

An investment in the Annuity is subject to the risks related to Pruco Life. Any obligations, guarantees, or benefits are subject to the claims-paying ability of Pruco Life. More information about Pruco Life is available upon request. Such requests can be made toll-free at 1-888-PRU-2888.
For more information on the insurance company risks, please refer to the “Principal Risks of Investing in the Annuity” section of the statutory prospectus.

Restrictions
Investments

Pruco Life reserves the right to remove or substitute Portfolios as investment options. When investing in an Index Strategy, we reserve the right to change Cap Rates, Participation Rates, Step Rates and Buffers at any time. There is no guarantee that an Index Strategy will be available in the future.
We may impose limitations on an investment professional’s or investment advisor’s ability to request financial transactions on your behalf.
For more information on investment and transfer restrictions, please refer to “Appendix A“, “Index Strategies” and the “Financial Professional Permission To Forward Transactions” sections of the statutory prospectus.

Benefit

The built-in Benefit associated with the Annuity is an Index-linked variable income benefit and is available for an additional charge. The benefit allows you to receive your annual withdrawal amount over one lifetime (“Protected Life”), or over the Owner/Annuitant and their spouse’s lifetime (“Joint Protected Lives”).
For more information on the benefits under the Annuity, please refer to the “Benefits Available Under the Annuity” section of  the statutory prospectus.

Taxes
Tax Implications

You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Annuity. There is no additional tax benefit if you purchase the Annuity through a taxqualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax, and may be subject to a 10% additional tax for distributions taken prior to age 59½.
For more information on tax implications, please refer to the “Tax Considerations” section of  the statutory prospectus.

Conflicts of Interest
Investment Professional Compensation

Investment professionals may receive compensation for selling the Annuity to investors and may have a financial incentive to offer or recommend the Annuity over another investment. This compensation is paid in the form of commissions, based on the amount of your investment in the Annuity.
For more information on investment professional compensation, please refer to the “Who Distributes the Annuities?” section of  the statutory prospectus.

Exchanges

Some investment professionals may have a financial incentive to offer you an annuity in place of the one you already own. You should only exchange your contract if you determine after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract, rather than continue to own your existing contract.
For more information on exchanges, please refer to the “Who Distributes the Annuities?” section of  the statutory prospectus.

May 1, 2024Updating Summary Prospectus 5

APPENDIX A – PORTFOLIOS AVAILABLE UNDER THE ANNUITY

The following is the list of Portfolios available under the Annuity. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at www.prudential.com/regdocs/PLAZ-FlexGuard-B-STAT. You can also request this information at no cost by calling 1-800-346-3778 or by sending an email to service@prudential.com.

The current expenses and performance information below reflects fee and expenses of the Portfolio, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher, and performance would be lower if these other charges were included. The Portfolio’s past performance is not necessarily an indication of future performance.

Fund Type	Portfolio Company and Advisor/Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Equity	MFS® International Growth Portfolio - Service Class♦ Massachusetts Financial Services Company	1.13%	14.39%	9.20%	6.09%
Fixed Income	MFS® Total Return Bond Series - Service Class♦ Massachusetts Financial Services Company	0.78%	7.13%	1.58%	1.96%
Allocation	MFS® Total Return Series - Service Class♦ Massachusetts Financial Services Company	0.86%	10.22%	8.27%	6.27%
Equity	MFS® Value Series - Service Class♦ Massachusetts Financial Services Company	0.94%	7.63%	11.07%	8.25%
Fixed Income	PSF PGIM Government Money Market Portfolio - Class III PGIM Fixed Income	0.58%	4.61%	N/A	N/A
The additional information below may be applicable to the Portfolios listed in the above table:
PGIM Fixed Income is a business unit of PGIM, Inc.
♦	This information includes annual expenses that reflect temporary or other fee reductions or waivers. Please see the Portfolio prospectus for additional information.

May 1, 2024Updating Summary Prospectus 6

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The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102-3777

Edgar Contract Identifier: C000229495	PLAZFGPROS-USP